Exhibit 24
                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  Geoffrey Button
                                   ---------------------
                                   Geoffrey Button

                                        Exhibit 24



                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints
Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and
Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  Ngaire E. Cuneo
                                   ---------------------
                                   Ngaire E. Cuneo

                                        Exhibit 24


                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  Howard L. Feinsand
                                   ------------------------
                                   Howard L. Feinsand

                                                Exhibit 24


                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  John D. Peterson
                                   ----------------------
                                   John D. Peterson

                                   Exhibit 24


                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  James E. Rogers
                                   ---------------------
                                   James E. Rogers

                                        Exhibit 24


                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints
Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  L. Ben Lytle
                                   ------------------
                                   L. Ben Lytle

                                        Exhibit 24


                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  Daniel C. Staton
                                   ----------------------
                                   Daniel C. Staton

                                        Exhibit 24


                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  Jay J. Strauss
                                   -------------------
                                   Jay J. Strauss

                                        Exhibit 24


                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneysin-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  John W. Wynne
                                   -------------------
                                   John W. Wynne

                                        Exhibit 24

                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Darell E. Zink, Jr., John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  Thomas L. Hefner
                                   ---------------------
                                   Thomas L. Hefner

                                        Exhibit 24


                      POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, John Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  Darell E. Zink, Jr.
                                   -------------------------
                                   Darell E. Zink, Jr.

                                        Exhibit 24


                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., and John Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any all capacities, to sign the annual report on Form 10-K of Duke Realty Limited Partnership for the year ended December 31, 1996, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  January 30, 1997

                                   /s/  Dennis D. Oklak
                                   --------------------
                                   Dennis D. Oklak